Acquisition of Subsidiaries Under Common Control	12 Months Ended
Dec. 31, 2018
Acquisition of Subsidiaries under Common Control [Abstract]
ACQUISITION OF SUBSIDIARIES UNDER COMMON CONTROL
4.	ACQUISITION OF SUBSIDIARIES UNDER COMMON CONTROL

On 31 December 2018, Guardforce AI Holding Limited and Guardforce AI Robots Limited acquired 100% of equity interest in subsidiaries from Tu Jingyi, the controlling shareholder who owns 59% of the Company, for $1,000,000. The subsidiaries acquired were previously purchased by Tu Jingyi for $1,000,000 from companies that he was a controlling shareholder.

The transaction was accounted for as an acquisition of subsidiaries under common control. Accordingly, the financial statements of the acquired subsidiaries were accounted for as if the acquisition had been consummated at the beginning of the earliest period presented in which the subsidiaries became commonly controlled, with no gain or loss recognized.

The assets and liabilities and operations of the Company and the subsidiaries were combined at their historical carrying amounts, and all periods presented were adjusted as if the entities had always been combined since 1 January 2017.

Amounts outstanding for loans receivable from entities not included in the reorganization of $4.4 million have been reflected as a capital distribution to the controlling shareholder when the collectability of these amounts could not be determined. Accordingly, $4,004,574 was reflected as a capital distribution in 2017. Collections, of any, in the future will be recognized on a cash basis and will be reflected as additional capital contribution when received.